FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                        Date of Report: January 17, 2001


                          HOUSEHOLD INTERNATIONAL, INC.

             (Exact name of registrant as specified in its charter)



            Delaware               1-8198                  36-3121988

          (State or other         (Commission File        (IRS Employer
           jurisdiction of         Number)                 Identification
           incorporation)                                  Number)



               2700 Sanders Road, Prospect Heights, Illinois 60070

               (Address of principal executive offices) (Zip Code)


                                 (847) 564-5000

               Registrant's telephone number, including area code
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Item 5.   Other Events
          Press  release  pertaining  to  the  financial  results  of  Household
          International, Inc., for the year ended December 31, 2000. Said release is filed as an exhibit hereto.

          In connection with the release by Household International of this information, Household will broadcast its third quarter earnings teleconference call live over the Internet on its website at www.household.com. The call will begin at 10:00 am Central Daylight Time on January 17, 2001. A replay will also be available after the end of the call, running through January 19, 2001.

Item 7.   Financial Statements and Exhibits

          (a)    Financial statements of businesses acquired.

                 Not applicable.

          (b)    Pro forma financial information.

                 Not applicable.

          (c)    Exhibits.

                  No. Exhibit

                  99 Press release titled "Household International Reports Highest Full Year and Quarterly EPS in its History; Tenth Consecutive Record Quarter" dated January 17, 2001.



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                                    SIGNATURE


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             HOUSEHOLD INTERNATIONAL, INC.
                                            (Registrant)


                                             By:  /s/ John W. Blenke

                                             John W. Blenke
                                             Assistant Secretary

            Dated:  January 17, 2001